EXHIBIT 10.250
                  AMENDMENT NO. 5
                               TO PROMISSORY NOTE
                                [BILOXI PROPERTY]

     THIS AMENDMENT NO. 5 TO PROMISSORY NOTE [BILOXI PROPERTY] (this "Amendment") entered into as of this ____ day of ______________, 2002, but is effective as of March 1, 2002, between LEISURE HOMES CORPORATION, a Nevada corporation, formerly known as Preferred Equities Corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                 R E C I T A L S

     Maker previously executed and delivered to Lender a Promissory Note [Biloxi Property], dated March 20, 1998, in the original principal amount of $1,173,750.00, as amended by that certain Amendment No. 1 to Promissory Note [Biloxi Property] dated March 31, 2000, as further amended by that certain Amendment No. 2 to Promissory Note [Biloxi Property] dated December 29, 2000, as further amended by that certain Amendment No. 3 to Promissory Note [Biloxi Property] dated April 6, 2001 and as further amended by that certain Amendment No. 4 to Promissory Note [Biloxi Property] dated January 3, 2002 (collectively the "Note") to evidence the Biloxi Advance (as defined in the Loan Agreement [hereinafter defined] made pursuant to the terms of that certain Second Amended and Restated Loan and Security Agreement dated May 15,1997, between Maker and Lender (the "Original Loan Agreement").

On even date herewith, the Maker and Lender have entered into a Tenth Amendment to Forbearance Agreement and Amendment No. 15 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Loan Amendment"). The Loan Amendment provides, among other things, for an amendment to the maturity date of the Note. The Original Loan Agreement, as amended by the Loan Amendment and all other amendments executed prior to the date hereof, and as the same may, in the future, be amended and restated, is called the "Loan Agreement". All capitalized terms used in this Amendment, which are defined in the Loan Agreement, shall have the same meaning and definition when used herein.

The  Maker  and  Lender  desire  to  amend  the  Note.

NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

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1.     All references in the Note to the term "Maturity Date" shall now mean and refer to December 31, 2002. Maker shall have no right to further extend the Maturity Date.

2. Maker hereby ratifies and confirms the Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Note for all purposes.



                            [SIGNATURE PAGE FOLLOWS]

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IN  WITNESS  WHEREOF,  this instrument is executed as of the date and year first above  written.

                            LEISURE  HOMES  CORPORATION,  a  Nevada  corporation


                                     By:________________________________________
                                          Name:_________________________________
                                         Title:_________________________________

                                                                         "MAKER"

FINOVA  CAPITAL  CORPORATION,  a  Delaware  corporation


                                     By:________________________________________
                                          Name:_________________________________
                                         Title:_________________________________

                                                                        "LENDER"

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State  of  Nevada     )
                      )
County  of  Clark     )

     This instrument was acknowledged before me on ______________ ___, 2002, by _______________________________, as ______________________, of LEISURE HOMES
CORPORATION,  a  Nevada  corporation,  on  behalf  of  the  corporation.


                                             ___________________________________
                                                        Notary


                                     (My  commission  expires: ________________)




State  of  Arizona     )
                       )
County  of  Maricopa   )


     This instrument was acknowledged before me on __________________ ___, 2002, by ____________________________________, as ______________________ of FINOVA
CAPITAL  CORPORATION,  a  Delaware  corporation,  on  behalf of the corporation.


                                             ___________________________________
                                                        Notary


                                     (My  commission  expires: ________________)

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